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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   June 29, 1999
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                              SABRATEK CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     1-11831                  36-3700639
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

         8111 North St. Louis, Skokie, Illinois           60076
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         (Address of Principal Executive Offices)      (Zip Code)

                                 (847) 720-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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         ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On June 29, 1999, Sabratek Corporation, a Delaware corporation ("Sabratek"), consummated a transaction in which a newly-formed wholly-owned subsidiary of Sabratek merged with and into Strategic Reimbursement Services, Inc. ("SRS"), an Illinois corporation. As a result of the transaction, SRS became a wholly-owned subsidiary of Sabratek. As consideration for the merger and pursuant to a Merger Agreement, dated as of June 29, 1999, by and among Sabratek, SRS and the shareholders of SRS, Sabratek paid the SRS shareholders an aggregate of 1,636,359 shares of Sabratek common stock ("Merger Consideration"). This merger will be accounted for by Sabratek using the pooling of interests method of accounting.

         Under the terms of the Merger Agreement and a separate escrow agreement, 163,636 shares of the Merger Consideration were deposited with U.S. Bank Trust National Association as escrow agent to secure Sabratek's right to indemnification from any material breach of the representations and warranties given by SRS to Sabratek. The escrow will terminate on the earlier of June 29, 2000 or the date of issuance of Sabratek's first independent audit report which contains the operations of SRS. With respect to the shares of stock held in escrow, the former shareholders of SRS will be entitled to vote and to direct the sale of such shares and the escrow agent will have limited authority to sell such shares in the event that it is determined that Sabratek is entitled to reimbursement for any damages it incurs as a consequence of a breach of SRS's representations and warranties.

              Under the terms of a separate Registration Rights Agreement entered into in connection with the merger, Sabratek will be required to file a Shelf Registration Statement registering the resale of 600,000 shares of Sabratek common stock by the former SRS shareholders. In addition, on or before the second month anniversary of the effective date of the above mentioned Shelf Registration Statement, Sabratek will be required to file a second Shelf Registration Statement registering the resale of the remaining 1,036,359 shares of Sabratek common stock constituting the Merger Consideration by the former SRS shareholders.

     (b) As a result of the merger, Sabratek will acquire (i) office space subject to existing leases, (ii) furniture, (iii) fixtures, (iv) equipment and
(v) rights to intellectual property (together, the "Property"). Sabratek intends to use the Property for the same purposes and in the same manner as it was used by SRS prior to this merger.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements of SRS at this time. The required financial statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than sixty days after the deadline for filing this current report.



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     (b) Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial statements at this time. The required pro forma financial statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than sixty days after the deadline for filing this current report.

     (c) EXHIBITS                                                    PAGE NUMBER

     4.4    Registration Rights Agreement, dated
            as of June 29, 1999, by and between
            Sabratek Corporation and the former
            shareholders of Strategic
            Reimbursement Services, Inc. ....................................

     10.51  Agreement of Merger, dated as of June
            29, 1999, by and among Sabratek
            Corporation, SBTK I Acquisition
            Corporation, a wholly-owned
            subsidiary of Sabratek and Strategic
            Reimbursement Services, Inc.,
            (Sabratek hereby agrees to furnish
            supplementally to the Securities and
            Exchange Commission upon request a
            copy of any omitted schedule or
            exhibit, all of which are listed in
            the table of contents to the Agreement
            of Merger.) .....................................................







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 14, 1999                By:   /s/ Stephen L. Holden
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                                      Stephen L. Holden, President




















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